UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2009
PS BUSINESS PARKS, INC.
(Exact name of registrant as specified in its charter)

California	1-10709	95-4300881
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer identification
incorporation or organization)		number)
701 Western Avenue, Glendale, California 91201-2397
(Address of principal executive offices)
Registrant’s telephone number, including area code: (818) 244-8080
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-(c))

Item 1.01. Entry into Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-1.2
EX-99.1

Item 1.01. Entry into Material Definitive Agreement
On August 11, 2009, PS Business Parks, Inc. (the “Company”) entered into an Underwriting Agreement with Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the underwriters (the “Underwriting Agreement”), in connection with the public offer and sale of 3,000,000 shares of common stock at a purchase price of $46.50 per share, representing aggregate gross proceeds to the Company of approximately $139.5 million. The underwriters have been granted a 30-day option to purchase up to 450,000 additional shares of common stock. The Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.
Also on August 11, 2009, the Company entered into a Stock Purchase Agreement with Public Storage (the “Stock Purchase Agreement”) for the purchase of 333,333 shares of common stock from the Company at a purchase price of $46.50 per share, representing aggregate gross proceeds to the Company of approximately $15.5 million. If the underwriters exercise the option to purchase additional shares granted in the Underwriting Agreement in full, Public Storage has agreed to purchase an additional 50,000 shares of common stock at the same purchase price per share. The Stock Purchase Agreement is attached hereto as Exhibit 1.2 and incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities
The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 3.02 by reference.
The issuance of the common stock under the Stock Purchase Agreement is exempt from registration under the Securities Act and/or Regulation D promulgated under the Securities Act. With respect to the Stock Purchase Agreement, Public Storage has represented to the Company that it is an “accredited investor” as defined in Regulation D and that such securities are being acquired for investment.
Item 7.01. Regulation FD Disclosure
On August 11, 2009, the Company issued a press release announcing the pricing of the previously-announced public offering of its common stock. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and in Exhibit 99.1 are being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(a)      Exhibit 1.1. Underwriting Agreement.
(b)     Exhibit 1.2. Stock Purchase Agreement.
(c)      Exhibit 99.1. Press Release, dated August 11, 2009, announcing pricing of public offering of common stock.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: August 11, 2009	PS BUSINESS PARKS, INC. (Registrant)
	By:	/s/ Edward A. Stokx
		Name:	Edward A. Stokx
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 11, 2009.
1.2	Stock Purchase Agreement, dated August 11, 2009.
99.1	Press release dated August 11, 2009.